PRUDENTIAL SERIES FUND

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

April 25, 2014

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: The Prudential Series Fund

Registration Nos. 002-80896 and 811-03623

Dear Sir or Madam,

Enclosed herewith for filing under Rule 497 (e) under the Securities Act of 1933 and the Investment Company Act of 1940 are 17 versions of the prospectus for the above registrant. Each of these discusses only certain portfolios of The Prudential Series Fund. These prospectuses are to correspond to the portfolios that are made available under various separate accounts.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

/s/ Jonathan D. Shain

Jonathan D. Shain

Assistant Secretary